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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): MARCH 25, 2002

                                J2 COMMUNICATIONS

             (Exact name of registrant as specified in its charter)

   CALIFORNIA                         0-15284                      95-4053296
   ----------                        ----------                  -------------
  (State or Other                    (Commission                 (IRS Employer
    Jurisdiction                     File Number)                Identification
 of Incorporation)                                                   No.)

  10850 WILSHIRE BOULEVARD, SUITE 1000, LOS ANGELES,                    90024
                     CALIFORNIA
                    -------------                                    ----------
      (Address of principal executive offices)                       (Zip Code)
Registrant's telephone number, including area code: (310) 474-5252

                                      NONE.

          (former name or former address, if changed since last report)


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      Item 5. Other Events. On March 25, 2002, J2 Communications (JTWO), owner of the National Lampoon trademark, announced that its common stock has been delisted from the Nasdaq SmallCap Market effective as of the opening of the market on March 25, 2002. As of that date, the Company's Common Stock began to trade on the Over-the-Counter (OTC) Bulletin Board.

ITEM 7.  EXHIBITS.

  99.1    Press Release, dated March 25, 2002.

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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  March 29, 2002.                J2 Communications

                                               By:  /s/ James P. Jimirro
                                                  ---------------------------
                                                    Name: James P. Jimirro
                                                    Title: President